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CUSIP No.  500434303                   13D                  Page 27 of 29 Pages
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EXHIBIT 99.1




                             JOINT FILING AGREEMENT

         The undersigned hereby agree that any Statement on Schedule 13D to be filed with the Securities and Exchange Commission by any of the undersigned, including any amendment thereto, with respect to the securities of California Coastal Communities, Inc. may be filed by any of the undersigned as a joint filing of all of the undersigned. This Joint Filing Agreement shall be filed as an Exhibit to such statement.

Date: August 7, 2001                  LONE STAR SECURITIES FUND, L.L.C.

                                      By:   LSOF Investments, LLC.
                                      its:  Managing Member

                                              By:   Lone Star Securities Limited
                                              its:   Sole Member

                                                     By:   Lone Star Opportunity Fund, L.P.
                                                     its:   Sole Shareholder

                                                              By:   Lone Star Partner, L.P.
                                                              its:   General Partner

                                                                       By:   Lone Star Management Co., Ltd.
                                                                       its:   General Partner

                                                                                By: /s/ J.D. Dell
                                                                                   -----------------------
                                                                                    J.D. Dell
                                                                                    Vice President



Date: August 7, 2001                               LSOF INVESTMENTS, LLC

                                                   By:   Lone Star Securities Limited
                                                   its:   Sole Member

                                                     By:   Lone Star Opportunity Fund, L.P.
                                                     its:   Sole Shareholder

                                                              By:   Lone Star Partner, L.P.
                                                              its:   General Partner

                                                                       By:   Lone Star Management Co., Ltd.
                                                                       its:   General Partner


                                                                                By: /s/ J.D. Dell
                                                                                   -----------------------
                                                                                    J.D. Dell
                                                                                    Vice President

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CUSIP No.  500434303                   13D                  Page 28 of 29 Pages
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Date: August 7, 2001         LONE STAR SECURITIES LIMITED

                             By:    Lone Star Opportunity Fund, L.P.
                             its:   Sole Shareholder

                                    By:   Lone Star Partner, L.P.,
                                    its:  General Partner

                                          By:  Lone Star Management Co., Ltd.,
                                          its: General Partner

                                               By:/s/ J.D. Dell
                                                  -----------------------
                                                  J.D. Dell
                                                  Vice President



Date: August 7, 2001         LONE STAR OPPORTUNITY FUND, L.P.

                             By:    Lone Star Partner, L.P.,
                             its    General Partner

                                    By:   Lone Star Management Co., Ltd.,
                                    its:  General Partner

                                          By:/s/ J.D. Dell
                                             ----------------------------------
                                             J.D. Dell
                                             Vice President

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CUSIP No.  500434303                   13D                  Page 29 of 29 Pages
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Date: August 7, 2001         LONE STAR PARTNER, L.P.

                             By:    Lone Star Management Co., Ltd.,
                             its:   General Partner

                                    By:/s/ J.D. Dell
                                       ----------------------------------------
                                       J.D. Dell
                                       Vice President





Date: August 7, 2001            LONE STAR MANAGEMENT CO., LTD.

                                By:/s/ J.D. Dell
                                   -------------------------------------------
                                   J.D. Dell
                                   Vice President




Date: August 7, 2001            HUDSON ADVISORS, L.L.C.

                                By:/s/ Robert J. Corcoran
                                   -------------------------------------------
                                   Robert J. Corcoran
                                   President



Date: August 7, 2001            ADVISORS GENPAR, INC.

                                By:/s/ J.D. Dell
                                   -------------------------------------------
                                   J.D. Dell
                                   Vice President



Date: August 7, 2001            HUDSON ADVISORS ASSOCIATES, L.P.

                                By:    Advisors GenPar, Inc.
                                its:   General Partner

                                       By:/s/J.D. Dell
                                          ------------------------------------
                                          J.D. Dell
                                          Vice President



Date: August 8, 2001            /s/ John P. Grayken
                                ----------------------------------------------
                                John P. Grayken